UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2016

DTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5220 Las Virgenes Road Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

(818) 436-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 7, 2016, DTS, Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter ended September 30, 2016 and related information. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated November 7, 2016 of the Registrant, announcing its financial results for the quarter ended September 30, 2016 and related information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: November 7, 2016
	By:	/s/ Melvin Flanigan
Melvin Flanigan
Executive Vice President, Finance and Chief Financial Officer
(principal financial and accounting officer)

Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 7, 2016 of the Registrant, announcing its financial results for the quarter ended September 30, 2016 and related information.